                                                                   Exhibit 10.27

[MCI WORLDCOM LOGO]

                         PRIVATE LINE SERVICE AGREEMENT

This Service Agreement (the "Agreement") for services described below is made by and between MCI WORLDCOM Communications, Inc., formerly known as and doing business as WorldCom Technologies, Inc. ("MCI WORLDCOM") and

Customer Name: TELOCITY, INC. (hereinafter "Customer"), with its principal office at 10355 N. DeAnza Blvd.; Cupertino, CA 95014.

SECTION I: SERVICE AGREEMENT

1. SERVICE: MCI WORLDCOM will provide the following service (the "Service") pursuant to the applicable tariffs of MCI WORLDCOM and its affiliates and subsidiaries (the "Tariffs") (choose one):


     [ ] International Private Line              [ ] Digital Private Line (DS0)
     [ ] Managed International Private Line      [ ] Digital Private Line (Fractional DS1)
     [ ] Metro Private Line                      [X] DIGITAL PRIVATE LINE (DS1)
     [ ] Voice Grade Private Line                [ ] Digital Private Line (Fractional DS3)
     [X] SONET (OC-3)                            [X] DIGITAL PRIVATE LINE (DS3)

     The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, pricing, discounts, credit approval procedures, Customer credits, termination liability, and limitations with respect to the assignment of the Service. The Tariffs may be modified from time to time by MCI WORLDCOM in accordance with law and thereby affect the Service furnished to Customer. In the event of a conflict between the Tariffs and this Agreement the terms and conditions of the Tariffs shall control.

2. EFFECTIVE DATE: For the purposes of this Agreement, (i) if Customer has an existing service agreement with MCI WORLDCOM, the "Effective Date" will be the next billing cycle following the date this Agreement has been executed and Customer has received a satisfactory credit review and approval from MCI WORLDCOM's Credit Department, and all security documentation, if any, required by MCI WORLDCOM has been properly executed and delivered to MCI WORLDCOM (collectively, the "Credit Review"); and (ii) if Customer does not have an existing service agreement with MCI WORLDCOM, the "Effective Date" will be the date this Agreement has been executed and the Credit Review has been completed.

3. CIRCUITS AND CONNECTIONS: Customer shall receive the following pursuant to this Agreement:

                      MCI WORLDCOM DOMESTIC PRIVATE LINE*

      DS-1                [*]
      DS-3 Linear         [*]
      DS-3 Restorable     [*]
      OC-3 Linear         [*]
      OC-3 Restorable     [*]

      * Rates will apply to Inter-exchange Carrier (IXC) charges only
      * Rates will apply to Tier A cities only (all other are ICB)
      * Local access is additional and non-discountable.


                           MCI WORLDCOM LOCAL ACCESS

             SERVICE     TYPE(1)       MILE(2)         PRICING
             DS-3        1             0 mile          [*]
             DS-3        1             1 mile          [*]

     (1) Type I sites consist of sites which are provisioned entirely on MCI WORLDCOM's local network.

     (2) Each additional mile is [*] per mile.

4. REVENUE COMMITMENT: Customer agrees to the following minimum Monthly Revenue Commitment ("MRC") of [*] for a forty-five (45)-month term with a nine (9) month [ILLEGIBLE] receive the associated rates as set forth in
     Section 3 above and in the applicable Tariffs [ILLEGIBLE].

5. MONTHLY UNDERUTILIZATION: If Customer's usage fails to meet the MRC, Customer will pay [*] of the difference between Customer's usage during each month and Customer's MRC. Monthly usage in excess of the MRC cannot be carried forward to another month.

                                  Page 1 of 2

     Please mail originals to: MCI WorldCom Sales Contracts Administration,
              500 Clinton Center Drive, Bldg. 4; Clinton, MS 39056

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

                     CONFIDENTIAL - PROPRIETARY INFORMATION           REV 6/8/99

[MCI WORLDCOM LOGO]

6. LETTER OF AGENCY ("LOA"): The undersigned hereby authorizes MCI WORLDCOM and/or the Local Exchange Company ("LEC"), and/or Foreign
     Telecommunications Provider ("FTP"), if requested by Customer, to provision Customer's Local Access. This LOA supersedes all previous LOAs and shall remain in effect until canceled by Customer in writing.

7. COMPLETE AGREEMENT: This Agreement, including the MCI WORLDCOM Application for Credit, the Tariffs and any documents incorporated herein by reference, constitutes the full understanding of the parties and supersedes any prior agreements between the parties relating to the Service. Alterations to this Agreement shall render this Agreement null and void. Customer acknowledges that MCI WORLDCOM is under no duty, implied or otherwise, to activate the Service and will not be subject to liability, if any, under the terms of this Agreement until such Service is activated.

8. SIGNATURE AUTHORIZATION: The parties have duly executed and agreed to be bound by this Agreement as evidenced by the signatures of their authorized representatives below. Each party represents and warrants to the other that the signatory identified beneath its name below has full authority to execute this Agreement on its behalf.

ACCEPTED BY:                                   ACCEPTED BY:
TELOCITY, INC.                                 MCI WORLDCOM COMMUNICATIONS, INC.

By:  /s/ [SIGNATURE ILLEGIBLE]                 By: /s/ FRANK GRILLO
   -----------------------------                  ------------------------------

Name: Matt [ILLEGIBLE]                         Name: Frank Grillo,
     ---------------------------                    ----------------------------

Title:  VP Legal                               Title: V.P. Marketing
      --------------------------                     ---------------------------

Date:     10-10-99                             Date:  10-18-99
     ---------------------------                    ----------------------------


                                  Page 2 of 2

     Please mail originals to: MCI WorldCom Sales Contracts Administration,
              500 Clinton Center Drive, Bldg. 4; Clinton, MS 39056

                     CONFIDENTIAL - PROPRIETARY INFORMATION           REV 6/8/99

[WORLDCOM LOGO]               PRIVATE LINE SERVICE              Log #
                                   ORDER FORM                        -----------
                                                                SO #
                                                                     -----------
                                                                     Page 1 of 2
                                                           Today's Date: 7/13/99
                                                     Sales Office: San Francisco

SECTION I: SERVICE AGREEMENT

This Service Agreement (the "Agreement") for services described below is made by and between WorldCom Technologies, Inc. ("WorldCom") and Customer Name:
Telocity, Inc. (hereinafter "Customer").

1. SERVICE: WorldCom will provide Private Line service ("Service") pursuant to the applicable tariffs of WorldCom Network Services, Inc., a wholly owned subsidiary of WorldCom (the "Tariffs"). The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, credit approval procedures, Customer credits, termination liability and limitations with respect to the assignment of the Service. The Tariffs may be modified from time to time by WorldCom in accordance with law and thereby affect the Service furnished to Customer.

2. TERMS AND CONDITIONS: For the convenience of the parties, Service will be provided by WorldCom subject to the rules and regulations set forth in the applicable Tariff, in addition to the terms and conditions set forth herein. (Check the appropriate box.)

(a)  Service Commitment Period ("Service Commitment Period"):
[ ] month to month [ ] 1 Year [ ] 2 Year [X] 3 Year [ ] 4 Year [ ] 5 Year

(b)  Service Location*/Type

     Loc. A NPA-NXX    Loc. Z NPA-NXX     Access Type                      Circuit Type
[*]

--------
* Additional customer service locations, if applicable, shown on attachment A attached hereto and incorporated herein.

(c) Effective Date: For purposes of this Agreement, (i) if Customer has an existing service agreement with WorldCom, the "Effective Date" will be the next billing cycle following the date this Agreement has been executed and Customer has received a satisfactory credit review and approval from WorldCom's Credit Department, and all security documentation, if any, required by WorldCom has been properly executed and delivered to WorldCom (collectively, the "Credit Review"), and (ii) if Customer does not have an existing service agreement with WorldCom, the "Effective Date" will be the date this Agreement has been executed and the Credit Review has been completed.

3. CHARGES/DISCOUNTS: During the Service commitment period of this Agreement, Customer shall receive rates and discounts for Service as set forth in the Tariff.

4. LETTER OF AGENCY ("LOA"): The undersigned [duly authorized representative of Customer] hereby authorizes WorldCom and/or the Local Exchange Company ("LEC"), if requested by Customer, to provision Customer's local access. This LOA supersedes all previous LOAs and shall remain in effect until canceled by Customer in writing.

This Agreement, including the WorldCom Application for Credit, the Tariffs and any documents incorporated herein by reference, constitutes the full understanding of the parties and supersedes any prior agreements between the parties relating to private line telecommunications services. Alterations to this Section I of the WORLDCOM PRIVATE LINE SERVICE AGREEMENT/SERVICE ORDER shall render this Agreement null and void. Activation of Service shall indicate WorldCom's acceptance of this Agreement.

ATTACHMENT: YES [X]  NO [ ] (see "Private Line Service Agreement")

AS AUTHORIZED AGENT OF CUSTOMER, I AGREE TO THE ABOVE TERMS AND CONDITIONS:

NAME: * Peter Olson                     SIGNATURE: * /s/ PETER OLSON
       ---------------------------                  ------------------------

TITLE: * CTO                            COMPANY/ACCOUNT NAME: Telocity, Inc.
       ---------------------------                            --------------

DATE: 9-13-99
      ----------------------------

NOTE 1: This order is for interconnection with Bell South.


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

WORLD COM                                                            Page 2 of 2
                                                            Today's Date 9/13/99
                                                  Customer Abbreviation TELOCITY

Service Location/Type
Loc. A NPA-NXX          Loc. Z NPA-NXX   Access Type                    Circuit Type
[*]
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3
_______                 _______          [ ] DS-0  [ ] DS-1  [ ] DS-2   [ ] DS-0  [ ] FT-1  [ ] DS-1  [ ] FT-3

As authorized agent of customer, I agree to the above terms and conditions:

Name: Peter Olson                Signature: /s/ PETER OLSON
      --------------------                  ---------------------
Title: CTO                       Company/Account Name: Telocity, Inc.
      --------------------                             --------------
Date: 9-13-99
      --------------------
696/02/98.1                              This form valid 2/2/98 through 8/31/98.


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[MCI LOGO]

                         PRIVATE LINE SERVICE AGREEMENT

This Service Agreement (the "Agreement") for services described below is made by and between MCI WORLDCOM Communications, Inc., formerly known as and doing business as WorldCom Technologies, Inc. ("MCI WORLDCOM") and

Customer Name: TELOCITY, INC. (hereinafter "Customer"), with its principal office at 10355 N. DeAnza Blvd.; Cupertino, CA 95014.

SECTION I: SERVICE AGREEMENT

1. SERVICE: MCI WORLDCOM will provide the following service (the "Service") pursuant to the applicable tariffs of MCI WORLDCOM and its affiliates and subsidiaries (the "Tariffs") (choose one):

          [ ] International Private Line               [ ] Digital Private Line (DS0)
          [ ] Managed International Private Line       [ ] Digital Private Line (Fractional DS1)
          [ ] Metro Private Line                       [X] DIGITAL PRIVATE LINE (DS1)
          [ ] Voice Grade Private Line                 [ ] Digital Private Line (Fractional DS3)
          [X] SONET (OC-3)                             [X] DIGITAL PRIVATE LINE (DS3)

   The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, pricing, discounts, credit approval procedures, Customer credits, termination liability, and limitations with respect to the assignment of the Service. The Tariffs may be modified from time to time by MCI WORLDCOM in accordance with law and thereby affect the Service furnished to Customer. In the event of a conflict between the Tariffs and this Agreement the terms and conditions of the Tariffs shall control.

2. EFFECTIVE DATE: For the purposes of this Agreement, (i) if Customer has an existing service agreement with MCI WORLDCOM, the "Effective Date" will be the next billing cycle following the date this Agreement has been executed and Customer has received a satisfactory credit review and approval from MCI WORLDCOM's Credit Department, and all security documentation, if any, required by MCI WORLDCOM has been properly executed and delivered to MCI WORLDCOM (collectively, the "Credit Review"); and (ii) if Customer does not have an existing service agreement with MCI WORLDCOM, the "Effective Date" will be the date this Agreement has been executed and the Credit Review has been completed.

3. CIRCUITS AND CONNECTIONS: Customer shall receive the following pursuant to this Agreement:

                      MCI WORLDCOM DOMESTIC PRIVATE LINE*

     DS-1                [*]
     DS-3 Linear         [*]
     DS-3 Restorable     [*]
     OC-3 Linear         [*]
     OC-3 Restorable     [*]

*Rates will apply to Inter-exchange Carrier (IXC) charges only
*Rates will apply to Tier A cities only (all other are ICB)
*Local access is additional and non-discountable.

                           MCI WORLDCOM LOCAL ACCESS

     SERVICE        TYPE(1)        MILE(2)        PRICING
      DS-3            1            0 mile         [*]
      DS-3            1            1 mile         [*]

(1) Type I sites consist of sites which are provisioned entirely on MCI WORLDCOM's local network.

(2) Each additional mile is [*] per mile

4. REVENUE COMMITMENT: Customer agrees to the following minimum monthly revenue commitment ("mrc") of [*] Forty-Five (45)-month term with a (9) month ramp and shall receive the associated rates as set forth in Section 3 above, and in the applicable tariffs.

5. MONTHLY-UNDERUTILIZATION: If Customer's usage fails to meet the MRC, Customer will pay [*] of the difference between Customer's usage during each month and Customer's MRC. Monthly usage in excess of the MRC cannot be carried forward to another month.


                                  Page 1 of 2


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

[MCI WORLDCOM LOGO]

6. LETTER OF AGENCY ("LOA"): The undersigned hereby authorizes MCI WORLDCOM and/or the Local Exchange Company ("LEC"), and/or Foreign Telecommunications Provider ("FTP"), if requested by Customer, to provision Customer's Local Access. This LOA supersedes all previous LOAs and shall remain in effect until canceled by Customer in writing.

7. COMPLETE AGREEMENT: This Agreement, including the MCI WORLDCOM Application for Credit, the Tariffs and any documents incorporated herein by reference, constitutes the full understanding of the parties and supersedes any prior agreements between the parties relating to the Service. Alterations to this Agreement shall render this Agreement null and void. Customer acknowledges that MCI WORLDCOM is under no duty, implied or otherwise, to activate the Service and will not be subject to liability, if any, under the terms of this Agreement until such Service is activated.

8. SIGNATURE AUTHORIZATION: The parties have duly executed and agreed to be bound by this Agreement as evidenced by the signatures of their authorized representatives below. Each party represents and warrants to the other that the signatory identified beneath its name below has full authority to execute this Agreement on its behalf.

ACCEPTED BY:                            ACCEPTED BY:
TELOCITY, INC.                          MCI WORLDCOM COMMUNICATIONS, INC.

By: /s/ PETER OLSON                     By:
   ---------------------------             ---------------------------------

Name: Peter Olson                       Name: Frank Grillo
   ---------------------------             ---------------------------------

Title:  CTO                             Title: V.P. Marketing
   ---------------------------             ---------------------------------

Date:  9/13/99                          Date:
   ---------------------------             ---------------------------------

[WORLDCOM LOGO]      WORLDCOM MAE(R) ATM SERVICE AGREEMENT

This Service Agreement (the "Agreement") is made by and between WorldCom Technologies, Inc. ("WorldCom"), located at 515 East Amite, Jackson, Mississippi 39201-2702, and Telocity ("Customer"), with its principal office at 10355 N. Deanza Blvd., Cupertino, CA 95014, for services described below.

1. SERVICE: WorldCom will provide Customer MAE ATM service consisting of: (i) a port connection, i.e., access to the WorldCom MAE switching equipment and the connection of the port to either the local access facilities or to the Customer's equipment, the permanent virtual circuits or other virtual data paths assigned to said port, if desired ("MAE Connections") and (ii) maintenance of the equipment and services provided by WorldCom (collectively "Service"). The Service is subject to the terms and conditions contained here and the WorldCom Commercial Application for Credit.

2. TERM: The Term of this Agreement shall be [ ] 1 Year [ ] 2 Years [X] 3 Years ("Term"). Upon expiration of the Term, unless either party gives written notice to the other party thirty (30) days prior to the end of the Term, the Term will continue on a month-to-month basis until this Agreement is terminated by either party on at least thirty (30) days prior written notice to the other party. Customer shall be liable for all charges associated with actual usage of the Services during the Term and any extension thereof.

3. EFFECTIVE DATE: For the purposes of this Agreement, (i) if Customer has an existing service agreement with WorldCom, the "Effective Date" will be the next billing cycle following the date this Agreement has been fully executed by both parties and Customer has received a satisfactory credit review and approval from WorldCom's Credit Department, and all security documentation, if any, required by WorldCom has been properly executed and delivered to WorldCom (collectively, the "Credit Review"), and (ii) if Customer does not have an existing service agreement with WorldCom, the "Effective Date" will be the date this Agreement has been fully executed by both parties and the Credit Review has been completed.

4. SERVICE RATES: (Check desired port)


                                   MONTHLY RECURRING        START-UP
SERVICE                                 CHARGE               CHARGE

[ ] 45 Mbps ATM port                    [*]                  [*]
[X] 155 Mbps ATM port                   [*]                  [*]
[ ] 622 Mbps ATM port                   [*]                  [*]

ANCILLARY CHARGES

Permanent Virtual Circuit (PVC) moves, adds or changes                $ [*]/PVC
(Charge does not apply to PVCs setup at time of initial
port installation)

Non-Administrative Order Charge/Port
     Pre-engineering                                                  [*]
     Post-engineering                                                 [*]

Customer purchasing CPE from WorldCom under separate agreement (check applicable box): [ ] Yes [X] No

TERM AND VOLUME DISCOUNTS: The following discount schedule applies to the Monthly Recurring Charge for MAE ATM ports only, as shown in Section 4.


                                                  TERM
                                   ------------------------------------
TOTAL MONTHLY SERVICE CHARGES*     1 YEAR         2 Year         3 Year

             $0                     [*]            [*]            [*]
           $2,500                   [*]            [*]            [*]
           $5,000                   [*]            [*]            [*]
           $7,500                   [*]            [*]            [*]
          $10,000                   [*]            [*]            [*]
          $15,000                   [*]            [*]            [*]
          $20,000                   [*]            [*]            [*]
          $30,000                   [*]            [*]            [*]
          $40,000                   [*]            [*]            [*]
          $50,000                   [*]            [*]            [*]

*Charges set forth in Section 4 of this Agreement excluding local access monthly recurring and/or installation fees, collocation fees or additional customer premises equipment costs. Customer shall be responsible for all such charges associated with the service

258/08/98.3



[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

5. PAYMENT BILLING:

      A. Payment is due 30 days after date of invoice. Accounts are in default if payment is not received within such 30-day period. Accounts unpaid 60 days after date of invoice may have their service disconnected without further notice to Customer.

            Such disconnection does not relieve Customer from the obligation to pay the monthly charge and any applicable cancellation charges. Only a written request to terminate Customer's service relieves Customer of Customer's obligation to pay the monthly account charge. Accounts in default are subject to an interest charge of 1.5% per month on the outstanding balance. If Customer's state law does not allow an interest rate of 1.5% per month, the maximum allowable rate for Customer's state will be charged. Customer agrees to pay WorldCom its reasonable expenses, including attorney and collection agency fees, incurred in enforcing its rights under this Agreement.

      B. Billing for Service will commence when the connection from the MAE facility is completed to Customer's site or collocation space and IP packets can be passed. Service is invoiced monthly in advance.

6. CANCELLATION CHARGE:

      A. After this Agreement is accepted by WorldCom, Customer may cancel all or a portion of the Service if Customer provides written notification thereof to WorldCom thirty (30) days in advance of the effective date of cancellation. In such case, Customer shall pay to WorldCom all charges for Service described herein provided through the effective date of such cancellation plus a cancellation charge determined as follows: (i) if the Term is one (1) year or less, then the cancellation charge shall be an amount equal to the balance of the monthly recurring charges (then in effect at the time of cancellation) for such canceled Service that otherwise would have become due for the unexpired balance of the Term (but in no event less than zero); (ii) if the Term is longer than one (1) year and such cancellation becomes effective prior to completion of the first year of the Term, then the cancellation charge shall be an amount equal to the balance of the monthly recurring charges (then in effect at the time of cancellation) for such canceled Service that otherwise would have become due for the unexpired portion of the first year of the Term plus eighty-five percent (85%) of the balance of such monthly recurring charges for the remainder of the Term beyond the first year; and, (iii) if the Term for the canceled Service is longer than one (1) year and such cancellation becomes effective after completion of the first year of the Term, then the cancellation charge shall be an amount equal to seventy-five percent (75%) of the balance of the monthly recurring charges (then in effect at the time of cancellation) for such canceled Service that otherwise would have become due for the unexpired portion of the Term. It is agreed that WorldCom's damages in the event Customer cancels Service shall be difficult or impossible to ascertain. The aforementioned provision for a cancellation charge is intended to establish liquidated damages in the event of a cancellation and is not intended as a penalty.

      B. Service Credits: If Customer notifies WorldCom immediately upon failure to access Service and WorldCom determines in its reasonable commercial judgment that Service is unavailable to Customer, the following will apply: (i) if WorldCom determines that Service is unavailable for one (1) or more (but fewer than four) consecutive hours during such calendar month, WorldCom, upon Customer's request, will credit Customer's account for such month the pro-rated charges equal to one (1) day's service, (ii) if WorldCom determines that Service is unavailable for four (4) or more hours during such calendar month, WorldCom, upon Customer's request, will credit Customer's account for such month for the pro-rated charges equal to one (1) week's service. This paragraph states WorldCom's sole obligation and Customer's exclusive remedy for any unavailability of Service. The remedies set forth in this paragraph shall not apply if unavailability of Service is due to scheduled maintenance, Customer's equipment, Customer access connections, network unavailability outside of Service or events of force majeure. Credits will not apply to charges for local access or any charges for services other than the Service as described in paragraph (i) above. Customers with multiple connections to a failed MAE ATM facility will not receive credits pursuant to this paragraph if at least one connection continues with Service available. Customer's account shall not be credited more than once per month pursuant to this paragraph.

7. CUSTOMER'S RESPONSIBILITIES:

      A. Fraudulent Transactions: In the event WorldCom discovers fraudulent use of Service (or reasonably believes such fraudulent use exists), nothing contained herein shall prohibit WorldCom from taking immediate action (without notice to Customer) that is reasonably necessary to prevent such fraudulent use of Service from taking place, including without limitation, denying or terminating Service to and from specific locations.

      B. Preparation: WorldCom is not responsible for the installation, maintenance, compatibility or performance of any equipment or software not provided by WorldCom, and Customer shall indemnify WorldCom and its affiliates against any infringement claims arising out of the use of such third party equipment or software in connection with the Service. If such third party equipment or software impairs Service, Customer shall remain liable for payment, and if such third party equipment is likely to cause hazard or service obstruction, Customer shall eliminate such likelihood at WorldCom's request.

    C. Use of Products and Services: Customer shall not, nor shall it permit or assist others including Customer's end users and customers to: (i) use the Service for any purpose other than that for which it is intended or use the Service in violation of any applicable law or regulation or in aid of any unlawful act including any use that is harassing, or which infringes on another's intellectual property rights, copyrighted material, material legally judged to be threatening or obscene, or material protected by trade secret, or which otherwise constitutes Service abuse, and Customer shall be responsible for any such misuse of the Service, (ii) use Service so as to interfere with the use of the MAE facility or any other network or the use of any Service by other customers or authorized users, (iii) use the Service to access, alter, destroy or attempt to access, alter or destroy any information of another WorldCom customer, (iv) fail to maintain a suitable environment specified by WorldCom, or (v) alter, tamper with, adjust or repair the Service. Upon the occurrence of any of the above, WorldCom shall be completely released from any liability or obligation to Customer relative to the Service and this Agreement, and Customer shall be liable to WorldCom for costs or damages incurred by WorldCom resulting therefrom. Customer shall indemnify and hold WorldCom harmless against any liabilities losses, demands, liabilities, suits or actions including any claims resulting from Customer's use of Service, or use of the Service by its customers or others throughout Customer's chain of distribution, including end users, which damages WorldCom or a third party. Customer shall be responsible for communicating with Customer's own users of the Service, and for handling all complaints and trouble reports made by such users. Customer must comply with reasonable security procedures and standards with respect to Customer's own routers or switch equipment that interface with Service. WorldCom may (but is under no obligation to) communicate security issues to Customer from time to time when abuse or misuse is observed or reported by others. Customer shall be responsible for compliance with rules governing the networks of other WorldCom MAE Service customers which may include executing interconnection agreements with such other WorldCom MAE Service customers. Customer shall indemnify, defend and hold WorldCom harmless, from and against any and all losses, claims, demands, liabilities, suits or actions by any WorldCom MAE Service customers to the extent such claim, demand, liability, suit or action relates to Customers obligations contained herein.

    D. Customer equipment: Customer agrees to connect only WorldCom certified equipment to the MAE ATM switch equipment. This applies whether the Service is terminated at collocation space within WorldCom facilities or the service is terminated at Customer's premises by use of WorldCom's or any other carriers' local access circuits.

    E. Maintenance: WorldCom reserves the right to perform scheduled and emergency maintenance on the MAE facilities and any other equipment used to provide the Service. In the case of scheduled maintenance, WorldCom agrees to give Customer prior notice of the maintenance outage. In the case of emergency maintenance, WorldCom agrees to use its best efforts to notify Customer prior to such maintenance outage.

    F. Peering: WorldCom does not undertake to secure a commercial agreement and technical implementation between two Internet service providers to exchange Internet traffic between their two networks ("Peering") for the Customer. Connection to a MAE does not indicate that Customer will be able to transmit traffic to or receive traffic from any other Service customer connected to a MAE. WorldCom in no way guarantees Customer that any other customer connected to a MAE will remain connected. Before WorldCom will provide Customer with Service, Customer must provide WorldCom with a copy of a bona fide Peering agreement between Customer and a WorldCom MAE Customer.

8. MODIFICATION OF SERVICES: WorldCom reserves the right to eliminate Service offerings and/or modify charges for Service offerings (which charge modifications shall not exceed then current generally available WorldCom charges for comparable services), upon not less than thirty (30) days prior notice to Customer, which notice will state the effective date for the charge modifications. In the event WorldCom notifies Customer of the elimination of a Service offering and/or an increase in the charge, Customer may terminate the affected Service without incurring a cancellation charge. In order to cancel that offering, Customer must notify WorldCom, in writing, at least fifteen (15) days prior to the effective date of the increase in charges.

9. WARRANTY; DISCLAIMER OF WARRANTIES; LIMITED LIABILITY: CUSTOMER ASSUMES TOTAL RESPONSIBILITY FOR CUSTOMER AND CUSTOMER USER'S USE OF THE SERVICES. WORLDCOM MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR ENDORSEMENTS REGARDING ANY MERCHANDISE, INFORMATION, PRODUCTS OR SERVICES PROVIDED THROUGH THE INTERNET. THE SERVICE IS PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS WITHOUT WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE, NONINFRINGEMENT OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO ADVICE OR INFORMATION GIVEN BY WORLDCOM'S EMPLOYEES, AGENTS OR CONTRACTORS SHALL CREATE A WARRANTY. UNDER NO CIRCUMSTANCES SHALL WORLDCOM BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES THAT RESULT FROM CUSTOMER OR CUSTOMER USERS' USE OF OR INABILITY TO ACCESS ANY PART OF THE INTERNET OR CUSTOMER OR CUSTOMER USERS' RELIANCE ON OR USE OF INFORMATION, SERVICES OR MERCHANDISE PROVIDED ON OR THROUGH THE SERVICE, OR THAT RESULT FROM

     MISTAKES, OMISSIONS, INTERRUPTIONS, DELETION OF FILES, ERRORS, DEFECTS, DELAYS IN OPERATION, OR TRANSMISSION, OR ANY FAILURE OF PERFORMANCE. If Customer is dissatisfied with the Service, excluding the remedies set forth in 8(B), Customer's sole exclusive remedy is to terminate this Agreement.

10. INDEMNIFICATION: Customer agrees to indemnify, hold harmless, and defend WoldCom, its respective directors, officers, agents, employees and/or representatives from and against any and all claims, demands, causes of action, losses, expenses or liabilities, including reasonable attorney's fees, on account of injury or death of any person or loss of or damage to any and all property arising, directly or indirectly, out of the acts or omissions of Customer, any subcontractor, director, officer, agent, employee and/or representative of each of them, in the performance of any work under this Agreement, except to the extent such cause of action, loss, expense or liability is caused solely by the gross negligence of WorldCom.

11. NOTICES: Notices under this Agreement shall be in writing and delivered to the person identified below at the offices of the parties as they appear below, or as otherwise provided for, by proper notice hereunder. Notices will be effective and deemed delivered (i) three (3) business days after posting with the United States Postal Service ("U.S. Mail") when mailed by certified mail, return receipt requested; (ii) one (1) business day after pick-up by a courier service when sent by overnight courier; or (iii) one
     (1) business day after the date of the sender's electronic confirmation of receipt when sent by facsimile transmission. The party sending a notice by U.S. Mail or overnight courier will bear the postage charges required for the selected delivery method. Parties to receive notices are:

           IF TO WORLDCOM:                          IF TO CUSTOMER:

Director of Marketing                   Director, Legal Affairs
-------------------------------------   ----------------------------------------
(NAME - PARTY TO RECEIVE NOTICES)       (NAME - PARTY TO RECEIVE NOTICES)

Address (not P.O. Box address):         Address (not P.O. Box address):

515 East Amite                          10355 N. De Anza Blvd.
-------------------------------------   ----------------------------------------

Fourth Floor
-------------------------------------   ----------------------------------------

Jackson, MS 39201-2702
-------------------------------------   ----------------------------------------

Phone No.: 601-974-8425                 Phone No.: 408-863-6602
           --------------------------              -----------------------------

Fax No.: 601-974-8450                   Fax No.: 408-777-1451
         ----------------------------            -------------------------------

12. USE OF SERVICE: The provision of Service will not create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties. Only upon express written consent shall Customer be permitted to use WorldCom's name, trademarks, tradename, service marks or any other intangible property owned by WorldCom for the promotion of Customer's use of the Service.

13. GENERAL: Customer may not assign this Agreement. Customer may not subcontract with other persons or entities to undertake any of Customer's obligations that are set forth in this Agreement. Any legal action arising out of this Agreement must be brought within one (1) year.

14. SURVIVAL OF TERMS: The terms and provisions contained in this Agreement that by their sense and content are intended to survive the performance thereof by the parties hereto shall so survive the completion of performance and termination of this Agreement, including, without limitation, provisions for indemnification and the making of any and all payments due hereunder.

     C. ENTIRE AGREEMENT: This Agreement, including any documents incorporated herein by reference, and the WorldCom Commercial Application for Credit, constitutes the full understanding of the parties and supersedes any and all previous representations, understandings or agreements between the parties and shall prevail notwithstanding any variance with terms and conditions of any order submitted.

This Agreement is subject to the Credit Application forms executed in connection with the services provided herein and sets forth the entire Agreement and understanding of the parties relating to the subject matter covered, and supersedes and cancels all prior agreements between Customer and WorldCom relating to MAE services. Limitations may apply to combining the Term discount with other special offers. Modifications to the standard terms and conditions contained in this Agreement are not permitted and shall not be valid. Activation of Service shall indicate WorldCom's acceptance of this Agreement Customer acknowledges that WorldCom is under no duty, implied or otherwise, to activate the Service and will not be subject to liability, if any, under the terms of this Agreement until such Service is activated. As authorized agent of Customer, I agree to the above terms and conditions of this Agreement.

Name: PETER OLSON
      ---------------------------------------------------------------
Company/Account Name: TELOCITY, INC.
                      -----------------------------------------------
Signature: /s/ PETER D. OLSON
           ----------------------------------------------------------
Title: C.T.O.
       --------------------------------------------------------------
Date: 8/23/99
      ------------------------

[WORLDCOM LOGO]                                      CUSTOMER SERVICE ORDER FORM

ORDER

   Billed Company Name: Telocity, Inc.                      Customer Desired Date: 10/30/1999
          Service Type: SONET oc3 point-to-point                 Related Order Id:
              Quantity: 1                                           Contract Term: 01
              Order Id: I11267                                      Contract Unit: year
             Initiator: Andrew Robinson                           Billing Address: 10355 N De Anza Blvd. 1st Fl
Initiator Company Name: Telocity, Inc.                                             Cupertino, CA 95014-2027
       Initiator Phone: (408) 863-5656
         Initiator Fax: (408) 777-1451



LOCATION 1                                                  LOCATION 2

                 Address: 10355 N De Anza Blvd                                Address: 55 S Market St
                          Cupertino, CA 95014-2027                                     San Jose, CA 95113-2324

                 Company: Telocity                                            Company: Mae West
                   Floor: 1st     Room: telco                                   Floor: 10      Room: colo 3
        Customer Circuit:                                            Customer Circuit:
             Customer PO:                                                 Customer PO:
      Technical Contract: Andrew Robinson                           Technical Contact: Dan Schafer (7480)
 Technical Contact Phone: (408) 863-6656                      Technical Contact Phone: (415) 395-7480


DS-0
DS0 Service Type:


DS-1                               DS-3                     EQUIPMENT
Line Coding:                       Framed:                  Equipment Type:
    Framing:


OTHER SERVICES

     Description; optical

REMARKS

     1. please note that location 1 will be added to the network, thus, we
     2. will NOT need a type2 circuit.
     3.

SERVICE CHARGES

                         MONTHLY RECURRING CHARGES                    NON-RECURRING CHARGES
                         Unit $         Total $                       Unit $          Total $
 Facility Charge:        [*]             [*]                            [*]             [*]
Equipment Charge:        [*]             [*]                            [*]             [*]
   Total Charges:                        [*]                                            [*]



Customer Approval /s/ PETER OLSON
                 ---------------------------------------------------------------
                 SIGNATURE                              TITLE               DATE

Services which are under the jurisdiction of the Federal Communication (F.C.C.) will be provided subject to the terms and conditions of applicable Worldcom, Inc. tariffs on file with the F.C.C.. Services subject to state jurisdiction will be rendered according to terms and conditions set forth in WorldCom, Inc. tariffs filed with the applicable regulatory agency of the state in which the service is provided. All relevant tariff provisions are incorporated by reference in any customer service order. Tariffs are available for inspection from the F.C.C. or the state regulatory agency, as appropriate or from WorldCom, Inc.

                         FOR WORLDCOM INTERNAL USE ONLY
SIGNATURE                            TITLE                                  DATE



[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

                  [WORLDCOM LOGO] CUSTOMER SERVICE ORDER FORM

ORDER

    Billed Company Name: Telocity, Inc.                       Customer Desired Date: 10/30/1999
           Service Type: SONET oc3 point-to-point                  Related Order Id:
               Quantity: 1                                            Contract Term: 01
               Order Id: I11267                                       Contract Unit: year
              Initiator: Andrew Robinson                            Billing Address: 10355 N De Anza Blvd 1st Fl
 Initiator Company Name: Telocity, Inc.                                              Cupertino, CA 95014-2027
        Initiator Phone: (408) 863-6656
          Initiator Fax: (408) 777-1451

LOCATION 1                                                  LOCATION 2

                Address: 10355 N De Anza Blvd                               Address: 55 S Market St
                         Cupertino, CA 95014-2027                                    San Jose, CA 95113-2324

                Company: Telocity                                           Company: Mae West
                  Floor: 1st      Room: telco                                 Floor: 10     Room: colo 3
       Customer Circuit:                                           Customer Circuit:
            Customer PO:                                                Customer PO:
      Technical Contact: andrew robinson                          Technical Contact: Dan Schafer (7480)
Technical Contact Phone: (408) 863-6656                     Technical Contact Phone: (415) 395-7480

     DS-0
     DS0 Service Type:

     DS-1                               DS-3                                         EQUIPMENT

  Line Coding:                      Framed:                                     Equipment Type:
      Framing:

     OTHER SERVICES

       Description: optical

     REMARKS:

        1:   please note that location 1 will be added to the network, thus, we
        2:   will NOT need a type2 circuit.
        3:

     SERVICE CHARGES

                         Monthly Recurring Charges               Non-Recurring Charges
                           Unit $        Total $                  Unit $      Total $
                         --------       --------                 --------     --------
 Facility Charge:        [*]               [*]                   [*]             [*]

Equipment Charge:        [*]               [*]                   [*]             [*]

   Total Charges:                          [*]                                   [*]

Customer Approval  /s/ PETER OLSON
                  --------------------------------------------------------------
                  SIGNATURE                      TITLE                  DATE

Services which are under the jurisdiction of the Federal Communication (F.C.C.) will be provided subject to the terms and conditions of applicable WorldCom, Inc. tariffs on file with the F.C.C. Services subject to state jurisdiction will be rendered according to terms and conditions set forth in WorldCom, Inc. tariffs filed with the applicable regulatory agency of the state in which the service is provided. All relevant tariff provisions are incorporated by reference in any customer service order. Tariffs are available for inspection from the F.C.C. or the state regulatory agency, as appropriate or from WorldCom, Inc.

                         FOR WORLDCOM INTERNAL USE ONLY

                  SIGNATURE                      TITLE                  DATE


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

                  [WORLDCOM LOGO] CUSTOMER SERVICE ORDER FORM

ORDER

    Billed Company Name: Telocity, Inc.                       Customer Desired Date: 10/29/1999
           Service Type: SONET oc3 point-to-point                  Related Order Id:
               Quantity: 1                                            Contract Term: 03
               Order Id: I24283                                       Contract Unit: years
              Initiator: Andrew Robinson                            Billing Address: 10355 N De Anza Blvd 1st Fl
 Initiator Company Name: Telocity, Inc.                                              Cupertino, CA 95014-2027
        Initiator Phone: (408) 863-6656
          Initiator Fax: (408) 777-1451

LOCATION 1                                                  LOCATION 2

                Address: 1919 Gallows Rd.                                   Address: 1755 Old Meadow Rd
                         Vienna, VA 22182-3964                                       McLean, VA 22102-4301

                Company: MFS MAE EAST                                       Company: Level 3 Communications
                  Floor: P1       Room: colo                                  Floor: 1             Room:
       Customer Circuit:                                           Customer Circuit:
            Customer PO:                                                Customer PO:
      Technical Contact: John Milne (2017)                        Technical Contact: Annette Martin
Technical Contact Phone: (703) 506-2017                     Technical Contact Phone: (800) 373-2499

     DS-0
     DS0 Service Type:

     DS-1                               DS-3                                         EQUIPMENT

  Line Coding:                      Framed:                                     Equipment Type:
      Framing:

     OTHER SERVICES

       Description: optical

     REMARKS:

        1:   this is a new oc-3c between the level3 collocation site at loc2 and
        2:   MAE East at loc1.
        3:

     SERVICE CHARGES

                         Monthly Recurring Charges               Non-Recurring Charges
                           Unit $        Total $                  Unit $      Total $
                         --------       --------                 --------     --------
 Facility Charge:             [*]            [*]                      [*]          [*]

Equipment Charge:             [*]            [*]                      [*]          [*]

   Total Charges:                            [*]                                   [*]

Customer Approval  /s/ PETER OLSON
                  --------------------------------------------------------------
                  SIGNATURE                      TITLE                  DATE

Services which are under the jurisdiction of the Federal Communication (F.C.C.) will be provided subject to the terms and conditions of applicable WorldCom, Inc. tariffs on file with the F.C.C. Services subject to state jurisdiction will be rendered according to terms and conditions set forth in WorldCom, Inc. tariffs filed with the applicable regulatory agency of the state in which the service is provided. All relevant tariff provisions are incorporated by reference in any customer service order. Tariffs are available for inspection from the F.C.C. or the state regulatory agency, as appropriate or from WorldCom, Inc.

                         FOR WORLDCOM INTERNAL USE ONLY

                  SIGNATURE                      TITLE                  DATE


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

                  [WORLDCOM LOGO] CUSTOMER SERVICE ORDER FORM

ORDER

    Billed Company Name: Telocity, Inc.                       Customer Desired Date: 10/29/1999
           Service Type: SONET oc3 point-to-point                  Related Order Id:
               Quantity: 1                                            Contract Term: 03
               Order Id: I24283                                       Contract Unit: years
              Initiator: Andrew Robinson                            Billing Address: 10355 N De Anza Blvd 1st Fl
 Initiator Company Name: Telocity, Inc.                                              Cupertino, CA 95014-2027
        Initiator Phone: (408) 863-6656
          Initiator Fax: (408) 777-1451

LOCATION 1                                                  LOCATION 2

                Address: 1919 Gallows Rd.                                   Address: 1755 Old Meadow Rd
                         Vienna, VA 22182-3964                                       McLean, VA 22102-4301

                Company: MFS MAE EAST                                       Company: Level 3 Communications
                  Floor: P1       Room: colo                                  Floor: 1             Room:
       Customer Circuit:                                           Customer Circuit:
            Customer PO:                                                Customer PO:
      Technical Contact: John Milne (2017)                        Technical Contact: Annette Martin
Technical Contact Phone: (703) 506-2017                     Technical Contact Phone: (800) 373-2499

     DS-0
     DS0 Service Type:

     DS-1                               DS-3                                         EQUIPMENT

  Line Coding:                      Framed:                                     Equipment Type:
      Framing:

     OTHER SERVICES

       Description: optical

     REMARKS:

        1:   this is a new oc-3c between the level3 collocation site at loc2 and
        2:   MAE East at loc1.
        3:

     SERVICE CHARGES

                         Monthly Recurring Charges               Non-Recurring Charges
                           Unit $        Total $                  Unit $      Total $
                         --------       --------                 --------     --------
 Facility Charge:             [*]            [*]                      [*]          [*]

Equipment Charge:             [*]            [*]                      [*]          [*]

   Total Charges:                            [*]                                   [*]

Customer Approval  /s/ PETER OLSON
                  --------------------------------------------------------------
                  SIGNATURE                      TITLE                  DATE

Services which are under the jurisdiction of the Federal Communication (F.C.C.) will be provided subject to the terms and conditions of applicable Worldcom, Inc. tariffs on file with the F.C.C. Services subject to state jurisdiction will be rendered according to terms and conditions set forth in WorldCom, Inc. tariffs filed with the applicable regulatory agency of the state in which the service is provided. All relevant tariff provisions are incorporated by reference in any customer service order. Tariffs are available for inspection from the F.C.C. or the state regulatory agency, as appropriate or from WorldCom, Inc.

                             FOR WORLDCOM USE ONLY

                  SIGNATURE                      TITLE                  DATE


[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.

DIRECTIONS: Fill in information with SHADED AREAS                    TELOCITY
                                                                       LOGO
Vendor: MCI/Worldcom

Telcom Sales

201 Spear Street, 5th Floor, SF, CA 94105

Phone: 415-228-1439
Fax:   415-228-1309


              Purchase
            Request Form

For purchasing department use only:
PO#     CO#     RLS#    CDO:  Y  N
Acct Distribution:

--------------------------------------------------------------------------------
Date Confirmed           Vendor Contact           Required Delivery Date

--------------------------------------------------------------------------------
DATE OF REQUEST       IN CURRENT YEAR'S PLAN?          Requisition #
    8/20/99                    YES                         N/A
--------------------------------------------------------------------------------
REASON FOR PURCHASE (BUSINESS JUSTIFICATION):
MAE - East, MAE - West, Ports & Colo      3 Year Contract
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Ship Via        F.O.B. Point        Destination         Terms          Taxable

--------------------------------------------------------------------------------
 In-Plant        DEPARTMENT                  Project #                 Buyer
Destination        Network                      N/A                Sonia Colgan
--------------------------------------------------------------------------------
                Special Instructions (If any)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           QUANTITY        Vendor        Telocity
 Item     REQUESTED      Part Number    Part Number            DESCRIPTION
--------------------------------------------------------------------------------
  1           1                                         Mae East Port Install
--------------------------------------------------------------------------------
  2           1                                         Mae East Port Monthly
--------------------------------------------------------------------------------
  3           1                                         Mae East Colo
--------------------------------------------------------------------------------
  4           1                                         Mae West Port Install
--------------------------------------------------------------------------------
  5           1                                         Mae West Port Monthly
--------------------------------------------------------------------------------
  6           1                                         Mae West Colo
--------------------------------------------------------------------------------
  7
--------------------------------------------------------------------------------
  8
--------------------------------------------------------------------------------
  9
--------------------------------------------------------------------------------
  10
--------------------------------------------------------------------------------
  11
--------------------------------------------------------------------------------
  12
--------------------------------------------------------------------------------



--------------------------------------------------------
Suggested Unit       Actual Unit
    Price               Price          Extended Amount
--------------------------------------------------------
        [*]                 [*]                [*]
--------------------------------------------------------
        [*]                 [*]                [*]
--------------------------------------------------------
                            [*]                [*]
--------------------------------------------------------
        [*]                 [*]                [*]
--------------------------------------------------------
        [*]                 [*]                [*]
--------------------------------------------------------
                            [*]                [*]
--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------
TOTAL VALUE OF PURCHASE REQUEST                [*]
--------------------------------------------------------

Andrew Robinson
------------------------    ---------------------------
REQUESTER - PRINT OR TYPE   APPROVAL #1 - PRINT OR TYPE

---------------------------
Approval #2 - Print or Type


SIGNATURES:    /s/ Andrew Robinson
               ------------------------    ---------------------------
               REQUESTER - SIGNATURE       APPROVAL #1 - SIGNATURE

/s/ PETER OLSON
---------------------------
Approval #2 (if necessary)

[*] The Registrant has requested confidential treatment for certain portions of this exhibit. The omitted portions have been separately filed with the Commission.